Exhibit 10.1

SECOND AMENDMENT TO CREDIT AGREEMENT

SECOND AMENDMENT, dated as of May 21, 2014 (this “Agreement”), to the Credit Agreement, dated as of October 7, 2013 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”) among (i) Empire State Realty Trust, Inc., a Maryland corporation (the “Parent”), (ii) ESRT Empire State Building, L.L.C., Empire State Realty OP, L.P. (“ESR OP”) and the other Subsidiaries of the Parent from time to time party thereto as co-borrowers (the “Borrowers”), (iii) the Lenders from time to time party thereto, and (iv) Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

WHEREAS, the Parent is a Guarantor of the Obligations;

WHEREAS, the Borrowers have requested that the Lenders release the Parent from its obligations as a Guarantor of the Obligations; and

WHEREAS, subject to the terms and conditions set forth herein the Lenders party hereto are willing to consent to such an amendment;

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Amendments to Credit Agreement.

1.1 Definition of Eurodollar Rate. The definition of “Eurodollar Rate” contained in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Eurodollar Rate” means:

(a) for any Interest Period with respect to a Eurodollar Rate Loan, the rate per annum equal to the London interbank offered rate (“LIBOR”), or a comparable or successor rate which rate is approved by the Administrative Agent, as published on the applicable Bloomberg screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) (in such case, the “LIBOR Rate”) at or about 11:00 a.m., London time, two (2) Business Days prior to the commencement of such Interest Period, for Dollar deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period; and

(b) for any interest calculation with respect to a Base Rate Loan on any date, the rate per annum equal to the LIBOR Rate, at or about 11:00 a.m., London time, two (2) Business Days prior to such date for Dollar deposits with a term of one (1) month commencing that day;

provided, that to the extent a comparable or successor rate is approved by the Administrative Agent in connection herewith, the approved rate shall be applied in a manner consistent with market practice; provided, further that to the extent such market practice is not administratively feasible for the Administrative Agent, such approved rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent.

1.2 Definition of Guarantors. The definition of “Guarantors” contained in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Guarantors” means, collectively, (i) each Subsidiary of ESR OP listed on Schedule IV and each other Subsidiary of ESR OP that becomes a guarantor of the Obligations in accordance with Section 6.12(b), in each case to the extent such Subsidiary is not released from its guarantee of the Obligations by the Administrative Agent in accordance with the provisions of this Agreement or the Guaranty Agreement and (ii) at any time that the Parent has Guaranteed the Obligations in accordance with Section 6.12(b), the Parent.

1.3 Definition of Loan Parties. The definition of “Loan Parties” contained in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Loan Parties” means, collectively, the Parent, the Borrowers and the Subsidiary Guarantors.

1.4 Definition of Subsidiary Guarantors. The definition of “Subsidiary Guarantors” contained in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Subsidiary Guarantors” means, collectively, (a) at any time the Parent is not a Guarantor, all of the Guarantors and (b) at any time that the Parent is a Guarantor, all of the Guarantors other than the Parent.

1.5 Definition of Unrestricted Cash. The definition of “Unrestricted Cash” contained in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Unrestricted Cash” means, at any time, (a) the aggregate amount of cash and Cash Equivalents of the Borrowers and their respective Subsidiaries at such time that are not subject to any pledge, Lien or control agreement (excluding statutory Liens in favor of any depositary bank where such cash and Cash Equivalents are maintained), minus (b) amounts included in the foregoing clause (a) that are held by a Person other than the Borrowers or any of their respective Subsidiaries as a deposit or security for Contractual Obligations.

1.6 Section 2.15(a). Section 2.15(a) of the Credit Agreement is hereby amended by replacing the words “Loan Parties” appearing therein with the words “Loan Documents.”

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1.7 Section 6.01. Section 6.01 of the Credit Agreement is hereby amended by (i) deleting the word “and” that appears at the end of subsections (a) and (b) thereof, (ii) substituting “; and” that appears at the end of subsections (c) thereof with for the period that appears at the end thereof and (c) inserting the following paragraphs as subsections (d) and (e) thereof:

(d) as soon as available, but in any event within 90 days after the end of each fiscal year of ESR OP (commencing with the fiscal year ending December 31, 2014), a consolidated balance sheet of ESR OP and its Consolidated Subsidiaries as at the end of such fiscal year, and the related consolidated statements of income or operations, changes in shareholders’ equity, and cash flows for such fiscal year, setting forth in each case, to the extent required to be included in ESR OP’s filings with the SEC, in comparative form the figures as of the end of and for the previous fiscal year (which comparative shall be in the form and to the extent required to be included in the Parent’s filings with the SEC), all in reasonable detail and prepared in accordance with GAAP, audited and accompanied by a report and opinion of an independent certified public accountant of nationally recognized standing reasonably acceptable to the Required Lenders, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit; it being understood and agreed that the delivery by ESR OP of its Annual Report on Form 10-K with the SEC (satisfying the SEC’s requirements for 10-K filings) within the time period described in this clause (d) accompanied by a report and opinion of an independent certified public accountant of nationally recognized standing reasonably acceptable to the Required Lenders satisfying the requirements of this clause (d) shall satisfy the requirements of this clause (d); and

(e) as soon as available, but in any event within 45 days after the end of each of the first three fiscal quarters of each fiscal year of ESR OP (commencing with the fiscal quarter ended June 30, 2014), a consolidated balance sheet of ESR OP and its Consolidated Subsidiaries as at the end of such fiscal quarter, the related consolidated statements of income or operations for such fiscal quarter and for the portion of ESR OP’s fiscal year then ended, and the related consolidated statements of changes in shareholders’ equity, and cash flows for the portion of ESR OP’s fiscal year then ended, in each case setting forth in comparative form, as applicable, the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year (which comparatives shall be in the form and to the extent required to be included in ESR OP’s filings with the SEC), all in reasonable detail, certified by the chief executive officer, chief financial officer, treasurer or controller of ESR OP as fairly presenting the financial condition, results of operations, shareholders’ equity and cash flows of ESR OP and its Consolidated Subsidiaries in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes; it being understood and agreed that the delivery by ESR OP of its Quarterly Report on Form 10-Q with the SEC (satisfying the SEC’s requirements for 10-Q filings) within the time period described in this clause (e) shall satisfy the requirements of this clause (e).

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1.8 Section 6.12(b). The following paragraph is hereby added to the end of Section 6.12(b) of the Credit Agreement:

If at any time the Parent desires to become a Guarantor, it shall: (a) at least 10 days prior to the date the Parent proposes to become a Guarantor (i) notify the Administrative Agent in writing of such desire and (ii) provide the Administrative Agent and each Lender with all documentation and other information concerning the Parent that the Administrative Agent or such Lender requests in order to comply with its obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the Act; (b) execute and deliver to the Administrative Agent a joinder agreement to the Guaranty Agreement in form and substance reasonably satisfactory to the Administrative Agent; (c) deliver to the Administrative Agent the items referenced in Section 4.01(a)(iii)(A)-(C), (v), (vi) and (vii) with respect to the Parent; (d) solely to the extent requested by the Administrative Agent in its reasonable discretion, deliver to the Administrative Agent a favorable opinion of counsel (which counsel shall be reasonably acceptable to the Administrative Agent), addressed to the Administrative Agent and each Lender, as to such matters concerning the Parent and the Guaranty Agreement as the Administrative Agent may reasonably request; and (e) provide the Administrative Agent with all documentation and other information that the Administrative Agent or any Lender (through the Administrative Agent) reasonably requests in order to comply with the Administrative Agent’s or such Lender’s obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the Act, and the results of any such “know your customer” or similar investigation conducted by the Administrative Agent or any Lender shall be reasonably satisfactory to the Administrative Agent or such Lender.

1.9 Section 7.01. The proviso to Section 7.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

provided, that notwithstanding the foregoing clauses of this Section 7.01, in no event shall (i) any Liens (other than Permitted Borrowing Base Property Liens) encumber any of the Borrowing Base Properties (or any income therefrom or proceeds thereof), (ii) any Liens (other than Permitted Collateral Liens) encumber any of the Collateral (or any proceeds thereof) or (iii) any Liens encumber assets of the Parent at any time that it is not a Guarantor, (other than Liens described in clauses (a), (b), (c), (h), (j) and (o) of this Section 7.01).

1.10 Section 7.02. The proviso to Section 7.02 of the Credit Agreement is hereby amended and restated in its entirety as follows:

provided, that notwithstanding the foregoing, in no event shall (i) the Parent or any of its Subsidiaries make an Investment in reliance on any of clauses (b)(ii), (c), (d) and (e) of this Section 7.02 if, immediately before or immediately after giving effect thereto, an Event of Default has occurred and is continuing or would result therefrom and (ii) the Parent be permitted to make any Investment at any time that it is not a Guarantor, except as permitted under Section 7.14.

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1.11 Section 7.03. The proviso to Section 7.03 of the Credit Agreement is hereby amended and restated in its entirety as follows:

provided, that notwithstanding the foregoing clauses of this Section 7.03, in no event shall (i) any Affiliated Investor that owns a Borrowing Base Property be an obligor with respect to any Indebtedness (other than Indebtedness permitted under clauses (a) and (e) of this Section 7.03 and unsecured Indebtedness permitted under clause (c) of this Section 7.03) or (ii) the Parent be an obligor with respect to any Indebtedness at any time that it is not a Guarantor.

1.12 Section 7.08. Clause (i) of the proviso to Section 7.08 of the Credit Agreement is hereby amended and restated in its entirety as follows:

(i) transactions between or among ESR OP and its Subsidiaries at any time that the Parent is not a Guarantor, and transactions between or among the Parent and its Subsidiaries at any time that the Parent is a Guarantor

1.13 New Section 7.14. Article VII of the Credit Agreement is hereby amended by inserting at the end thereof the following as Section 7.14 thereof:

7.14. Parent Covenants. Notwithstanding anything to the contrary contained in any Loan Document, at any time that the Parent is not a Guarantor the Parent shall not directly or indirectly enter into or conduct any business other than in connection with the ownership, acquisition and disposition of interests in ESR OP and, if applicable, direct interests in ESR OP, and the management of the business of ESR OP, and such activities as are incidental thereto, all of which shall be solely in furtherance of the business of ESR OP. The Parent shall not own any assets other than (i) interests, rights, options, warrants or convertible or exchangeable securities of ESR OP, (ii) assets that have been distributed to the Parent by its Subsidiaries in accordance with Section 7.06 that are held for ten (10) Business Days or less pending further distribution to equity holders of the Parent, (iii) assets received by the Parent from third parties (including the Net Cash Proceeds from any issuance and sale by the Parent of any its Equity Interests), that are held for ten (10) Business Days or less pending contribution of same to ESR OP, (iv) such bank accounts or similar instruments as it deems necessary to carry out its responsibilities under the Organization Documents of ESR OP and (v) other tangible and intangible assets that, taken as a whole, are de minimis in relation to the net assets of ESR OP and its Subsidiaries, but which shall in no event include any Equity Interests other than those permitted in clauses (i) and (iii) of this sentence. Nothing in this Section 7.14 shall prevent the Parent from (i) the maintenance of its legal existence (including the ability to incur fees, costs and expenses relating to such maintenance), (ii) the performance of its obligations with respect to the Loan Documents, (iii) any public offering of its common stock or any other issuance or sale of its Equity Interests, (iv) the payment of

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dividends, (v) making contributions to the capital of ESR OP, (vi) participating in tax, accounting and other administrative matters as a member of the consolidated group of the Parent and ESR OP, (vii) providing indemnification to officers, managers and directors, (viii) any activities incidental to compliance with the provisions of the Securities Act of 1933, as amended, the Exchange Act of 1934, as amended, any rules and regulations promulgated thereunder, and the rules of national securities exchanges, in each case, as applicable to companies with listed equity or debt securities, as well as activities incidental to investor relations, shareholder meetings and reports to shareholders or debtholders and (ix) any activities incidental to the foregoing.

1.14 New Section 10.23. Article X of the Credit Agreement is hereby amended by inserting the following as Section 10.23 thereof:

Neither the Parent (whether in its capacity as a general partner of ESR OP or otherwise), so long as the Parent is not a Guarantor, nor any of its Affiliates or its Affiliates’ past, present or future shareholders, partners, members, officers, employees, servants, executives, directors, agents or representatives, in each case other than the Borrowers and Guarantors (each such Person that is not a Borrower or Guarantor, an “Exculpated Party”) shall be liable for payment of any Obligations due hereunder or under any other Loan Document. The sole recourse of the Lenders and the Administrative Agent for satisfaction of the Obligations due hereunder or under any other Loan Document shall be against the Borrowers, the Guarantors and their respective assets and not against any assets or property of any Exculpated Party. In the event that an Event of Default occurs, no action shall be brought against any Exculpated Party by virtue of its direct or indirect ownership interest in the Borrowers, the Guarantors or their respective assets, and, in the event of any foreclosure on the Collateral, no judgment for any deficiency upon the Obligations due hereunder or under any other Loan Document shall be obtainable by the Lenders or the Administrative Agent against any Exculpated Party.

SECTION 2. Conditions of Effectiveness. This Agreement shall not become effective until the date on which the Administrative Agent shall have received counterparts of this Agreement duly executed by the Loan Parties, the Administrative Agent, each Lender and the L/C Issuer.

SECTION 3. Representations and Warranties. After giving effect to this Agreement, the Borrowers, jointly and severally, reaffirm and restate the representations and warranties set forth in the Credit Agreement and in the other Loan Documents and all such representations and warranties shall be true and correct on the date hereof in all material respects with the same force and effect as if made on such date (except (x) to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, (y) any representation or warranty that is already by its terms qualified as to “materiality”, “Material Adverse Effect” or similar language

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shall be true and correct in all respects as of such date after giving effect to such qualification). Each Borrower represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Administrative Agent and the Lenders that:

(a) it has the power and authority to execute, deliver and carry out the terms and provisions of this Agreement and the transactions contemplated hereby and has taken or caused to be taken all necessary action to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby;

(b) no consent of any Person (including, without limitation, any of its equity holders or creditors), and no action of, or filing with, any governmental or public body or authority is required to authorize, or is otherwise required in connection with, the execution, delivery and performance of this Agreement;

(c) this Agreement has been duly executed and delivered on its behalf by a duly authorized officer, and constitutes its legal, valid and binding obligation enforceable in accordance with its terms, subject to bankruptcy, reorganization, insolvency, moratorium and other similar laws affecting the enforcement of creditors’ rights generally and the exercise of judicial discretion in accordance with general principles of equity;

(d) no Default or Event of Default has occurred and is continuing;

(e) the execution, delivery and performance of this Agreement will not violate any law, statute or regulation, or any order or decree of any court or governmental instrumentality, or conflict with, or result in the breach of, or constitute a default under, any Contractual Obligation of any Loan Party or any of its Subsidiaries; and

(f) nothing contained in this Agreement, (i) impairs the validity, effectiveness or priority of the Liens granted pursuant to any Loan Document, and such Liens continue unimpaired with the same priority to secure repayment of all Obligations, whether heretofore or hereafter incurred or (ii) requires that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens.

SECTION 4. Affirmation of Guarantors. Each Guarantor hereby approves and consents to this Agreement and the transactions contemplated by this Agreement and agrees and affirms that its guarantee of the Obligations (except the guaranty of the Obligations by the Parent which is released hereby) continues to be in full force and effect and is hereby ratified and confirmed in all respects and shall apply to the Credit Agreement, as amended hereby, and all of the other Loan Documents, as such are amended, restated, supplemented or otherwise modified from time to time in accordance with their terms.

SECTION 5. Costs and Expenses. The Borrowers acknowledge and agree that their payment obligations set forth in Section 10.04 of the Credit Agreement include the costs and expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Agreement and any other documentation contemplated hereby, including, but not limited to, the reasonable fees and disbursements of Kaye Scholer LLP, counsel to the Administrative Agent.

SECTION 6. Ratification.

(a) Except as herein agreed, the Credit Agreement and the other Loan Documents remain in full force and effect and are hereby ratified and affirmed by the Loan Parties. Each of the Loan Parties hereby (i) confirms and agrees that the Borrower is truly and justly indebted to the Administrative Agent and the Lenders in the aggregate amount of the Obligations without defense, counterclaim or offset of any kind whatsoever, and (ii) reaffirms and admits the validity and enforceability of the Credit Agreement and the other Loan Documents.

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(b) This Agreement shall be limited precisely as written and, except as expressly provided herein, shall not be deemed (i) to be a consent granted pursuant to, or a waiver, modification or forbearance of, any term or condition of the Credit Agreement or any of the instruments or agreements referred to therein or a waiver of any Default or Event of Default under the Credit Agreement, whether or not known to the Administrative Agent or any of the Lenders, or (ii) to prejudice any right or remedy which the Administrative Agent or any of the Lenders may now have or have in the future against any Person under or in connection with the Credit Agreement, any of the instruments or agreements referred to therein or any of the transactions contemplated thereby.

SECTION 7. Release of Empire State Realty Trust, Inc. as a Guarantor. The Administrative Agent, each Lender and the L/C Issuer hereby releases Empire State Realty Trust, Inc. from all of its obligations under the Guaranty Agreement, effective upon this Agreement becoming effective in accordance with its terms.

SECTION 8. Modifications. Neither this Agreement, nor any provision hereof, may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the parties hereto.

SECTION 9. References. The Loan Parties acknowledge and agree that this Agreement constitutes a Loan Document. Each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in each other Loan Document (and the other documents and instruments delivered pursuant to or in connection therewith) to the “Credit Agreement”, “thereunder”, “thereof” or words of like import, shall mean and be a reference to the Credit Agreement as modified hereby and as the Credit Agreement may in the future be amended, restated, supplemented or modified from time to time.

SECTION 10. Counterparts. This Agreement may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page by telecopier or electronic mail (in a .pdf format) shall be effective as delivery of a manually executed counterpart.

SECTION 11. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 12. Severability. If any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or enforceability without in any manner affecting the validity or enforceability of such provision in any other jurisdiction or the remaining provisions of this Agreement in any jurisdiction.

SECTION 13. Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD REQUIRE THE APPLICATION OF LAWS OF ANOTHER JURISDICTION.

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SECTION 14. Headings. Section headings in this Agreement are included for convenience of reference only and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

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IN WITNESS WHEREOF, the Loan Parties, the Administrative Agent and the undersigned Lenders have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWERS: EMPIRE STATE REALTY OP, L.P.

By:	/S/ David A. Karp
Name: David A. Karp
Title: Executive Vice President

ESRT EMPIRE STATE BUILDING, L.L.C.

By:	/S/ David A. Karp
Name: David A. Karp
Title: Executive Vice President

Signature Page to Second Amendment to Empire Credit Agreement

GUARANTORS: EMPIRE STATE REALTY TRUST, INC.

By:	/S/ David A. Karp
Name: David A. Karp Title: Executive Vice President

ESRT 1359 BROADWAY, L.L.C.

By:	/S/ David A. Karp
Name: David A. Karp Title: Executive Vice President

ESRT 500 MAMARONECK AVENUE, L.L.C.

By:	/S/ David A. Karp
Name: David A. Karp Title: Executive Vice President

ESRT 10 BK ST., L.L.C.

By:	/S/ David A. Karp
Name: David A. Karp Title: Executive Vice President

ESRT 103-107 MAIN ST., L.L.C.

By:	/S/ David A. Karp
Name: David A. Karp Title: Executive Vice President

ESRT METRO TOWER, L.L.C.

By:	/S/ David A. Karp
Name: David A. Karp Title: Executive Vice President

Signature Page to Second Amendment to Empire Credit Agreement

ESRT MANAGEMENT, L.L.C.

By:	/S/ David A. Karp
Name: David A. Karp Title: Executive Vice President

MALKIN PROPERTIES, L.L.C.

By:	/S/ David A. Karp
Name: David A. Karp Title: Executive Vice President

MALKIN PROPERTIES OF NEW YORK, L.L.C.

By:	/S/ David A. Karp
Name: David A. Karp Title: Executive Vice President

ESRT HOLDINGS TRS, L.L.C.

By:	/S/ David A. Karp
Name: David A. Karp Title: Executive Vice President

ESRT MANAGEMENT TRS, L.L.C.

By:	/S/ David A. Karp
Name: David A. Karp Title: Executive Vice President

Signature Page to Second Amendment to Empire Credit Agreement

ESRT DINING AND FITNESS TRS, L.L.C.

By:	/S/ David A. Karp
Name: David A. Karp Title: Executive Vice President

ESRT CLEANING TRS, L.L.C.

By:	/S/ David A. Karp
Name: David A. Karp Title: Executive Vice President

ESRT OBSERVATORY TRS, L.L.C.

By:	/S/ David A. Karp
Name: David A. Karp Title: Executive Vice President

ESRT MH HOLDINGS, L.L.C.

By:	/S/ David A. Karp
Name: David A. Karp Title: Executive Vice President

Signature Page to Second Amendment to Empire Credit Agreement

BANK OF AMERICA, N.A., as a Lender and the L/C Issuer

By:	/s/ Ann E. Kenzie
Name: Ann E. Kenzie Title: Senior Vice President

Signature Page to Second Amendment to Empire Credit Agreement

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Michelle Latzoni
Name: Michelle Latzoni Title: Authorized Signatory

Signature Page to Second Amendment to Empire Credit Agreement

CITIBANK, N.A., as a Lender

By:	/s/ John C. Rowland
Name: John C. Rowland Title: Vice President

Signature Page to Second Amendment to Empire Credit Agreement

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Matthew Ricketts
Name: Matthew Ricketts Title: Managing Director

Signature Page to Second Amendment to Empire Credit Agreement

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Jason R. Weaver
Name: Jason R. Weaver Title: SVP

Signature Page to Second Amendment to Empire Credit Agreement

RBS CITIZENS, as a Lender

By:	/s/ Samuel A. Bluso
Name: Samuel A. Bluso Title: Senior Vice President

Signature Page to Second Amendment to Empire Credit Agreement

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Denise Smyth
Name: Denise Smyth Title: Senior Vice President

Signature Page to Second Amendment to Empire Credit Agreement

BARCLAYS BANK, PLC, as a Lender

By:	/s/ Naomi Azachi
Name: Naomi Azachi Title: Vice President

Signature Page to Second Amendment to Empire Credit Agreement

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Rita Lai
Name: Rita Lai
Title: Authorized Signer

Signature Page to Second Amendment to Empire Credit Agreement

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Robert D. Gominiak
Name: Robert D. Gominiak
Title: Vice President

Signature Page to Second Amendment to Empire Credit Agreement

DEUTSCHE BANK AG, NEW YORK BRANCH, as a Lender

By:	/s/ J.T. Johnston Coe
Name: J.T. Johnston Coe
Title: Managing Director

By:	/s/ Joanna Soliman
Name: Joanna Soliman
Title: Vice President

Signature Page to Second Amendment to Empire Credit Agreement

CAPITAL ONE, N.A., as a Lender

By:	/s/ Tina Morgan Aziz
Name: Tina Morgan Aziz
Title: Vice President

Signature Page to Second Amendment to Empire Credit Agreement

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Henry Pennell
Name: Henry Pennell
Title: Vice President

Signature Page to Second Amendment to Empire Credit Agreement